EXHIBIT 10.5

OMNIBUS AMENDMENT TO 2014 TRANSACTION DOCUMENTS AND 2015 TRANSACTION DOCUMENTS
This Omnibus Amendment to 2014 Transaction Documents and 2015 Transaction Documents (this "Amendment") dated as of December 30, 2015 (the "Effective Date"), is entered into by and among (i) MELA Sciences, Inc., a Delaware corporation (the "Company"), (ii) the holders identified on the signature pages hereto (the "2015 Purchasers" and each, a "2015 Purchaser") of (A) the Company's 2.25% Series A Senior Secured Convertible Debentures due June 22, 2020 (the "2015 Series A Debentures"), (B) the Company's 2.25% Series B Unsecured Convertible Debentures due June 22, 2020 (the "2015 Series B Debentures" and together with the 2015 Series A Debentures, the "2015 Debentures"), and (C) the Company's 9% Senior Secured Notes (the "Notes" and, together with the 2015 Debentures, the "2015 Debt Securities"), in each case issued pursuant to that certain Securities Purchase Agreement dated as of June 22, 2015 (as amended, the "Purchase Agreement") entered into by and among, inter alios,  the Company and the 2015 Purchasers, and (iii) the holders identified on the signature pages hereto (the "2014 Purchasers" and each, a "2014 Purchaser" and, the 2014 Purchasers together with the 2015 Purchasers, the "Purchasers") of the Company's 4% Senior Secured Convertible Debentures due July 24, 2019 (the "2014 Debentures" and, together with the 2015 Debentures, the "Debentures"), issued pursuant to that certain Securities Purchase Agreement dated as of July 21, 2014 (as amended, the "2014 Purchase Agreement" and, together with the 2015 Purchase Agreement, the "Purchase Agreements") entered into by and among, inter alios, the Company and the 2014 Purchasers.
1.            Purpose.  In connection with a Credit and Security Agreement dated as of the date of this Amendment (the "Senior Loan Agreement") among, inter alios, the Company and Midcap Financial Trust, a Delaware statutory trust (the "Senior Agent"), the proceeds of the loan advanced under which are being used, in part, to repay in full the Notes, the Company has requested that the Purchasers agree to amend, as set forth herein, (i) each of the Transaction Documents (as such term is defined in the 2014 Purchase Agreement, being hereinafter referred to as the "2014 Transaction Documents"), and (ii) each of the Transaction Documents (as such term is defined in the 2015 Purchase Agreement, being hereinafter referred to as the "2015 Transaction Documents" and, together with the 2014 Transaction Documents, the "Transaction Documents"), and each of the Purchasers agrees to such amendments on and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company, and the other purchasers set forth herein.
2.            Amendments to 2014 Transaction Documents.
(a)            The 2014 Purchase Agreement is hereby amended as follows:
i            The following is inserted at the top of the first page thereof:
"THIS AGREEMENT IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG, INTER ALIOS, THE COMPANY AND MIDCAP FINANCIAL TRUST.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL."

ii            The following new definitions are inserted into Section 1.1 therein, each in its alphabetical order:
"IC Subordination Agreement" means that certain Subordination Agreement dated on or about December 30, 2015 made by and among the Company, Intracoastal Capital, LLC, and Midcap Financial Trust.
"Subordination Agreement" means that certain Subordination Agreement dated on or about December 30, 2015 made by and among the Company, Broadfin Healthcare Master Fund, Ltd., Sabby Healthcare Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd., and Midcap Financial Trust.
iii            The definition of "Trading Market" in Section 1.1 therein is amended and restated as follows:
"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question:  the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Over-the-Counter Bulletin Board, the OTCBX or the OTCBQ (or any successor to any of the foregoing).
iv            Sub-section 4.21(f) therein is amended and restated as follows:
(f) Transfers.  Except as expressly permitted by this Agreement or by the Senior Loan Documents (as defined in the Subordination Agreement), the Company and its Subsidiaries will not transfer or permit to be transferred, voluntarily or by operation of law, any interest in the Collateral, the Subsidiaries or assets of the Company or its Subsidiaries.  The Company or its Subsidiaries may create Subsidiaries so long as the Company and its Subsidiaries maintain the ownership and distributable equity interest percentages of not less than 100% as to new Subsidiaries and provides notice to the Major Investors thereof and delivers such additional assignments or amendments to the Security Documents satisfactory to the Major Investors covering such interests.
v            Sub-section 4.21(g) therein is amended and restated as follows:
(g) Other Agreements.  The Company and its Subsidiaries will not enter into any agreement that limits or restricts the ability of the Company or the Subsidiaries to comply with the terms of this Agreement and the other Transaction Documents, other than the Subordination Agreement, the Senior Loan Documents (as defined in the Subordination Agreement and the IC Subordination Agreement).
(b)            The Security Agreement (as defined in the 2014 Purchase Agreement) is hereby amended as follows:
i            The following is inserted at the top of the first page thereof:
"THIS AGREEMENT IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG, INTER ALIOS, THE COMPANY AND MIDCAP FINANCIAL TRUST.  IN THE

EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL."
ii            Sub-section 4(c) therein is amended and restated as follows:
(c) Except for Permitted Liens, each of the Debtors is the sole owner of the Collateral it purports to own (except for non-exclusive licenses granted by any Debtor in the ordinary course of business), free and clear of any Liens and is fully authorized to grant the Security Interests. Except as set forth on Schedule 4.(c) attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral, other than in respect of Senior Loans. Except as set forth on Schedule 4.(c) attached hereto and except pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement), other than in respect of Senior Loans.
(c)            Each of the 2014 Debentures is hereby amended as follows:
i            The term "Maturity Date" in each of the 2014 Debentures is amended to June 30, 2021.
ii            The first page of each of the 2014 Debentures is amended by inserting at the top thereof the following:
"THIS DEBENTURE IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG, INTER ALIOS, THE HOLDER AND MIDCAP FINANCIAL TRUST.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS DEBENTURE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL."
iii            Section 1 of each of the 2014 Debentures is amended by deleting the definition of "Permitted Indebtedness" therein and replacing such definition with the following:
"Permitted Indebtedness" means (a) the indebtedness evidenced by the Debentures, (b) the Indebtedness set forth on Schedule 3.1(aa) attached to the Purchase Agreement, (c) lease obligations and purchase money indebtedness of up to $150,000, in the aggregate per year, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (d) other indebtedness incurred in the ordinary course of business up to $250,000 at any time outstanding, and (e) the Senior Loans (as defined in the Subordination Agreement).
iv            Section 1 of each of the 2014 Debentures is amended by deleting the definition of "Permitted Liens" therein and replacing such definition with the following:

"Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Company's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (b) and (e) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.
v            Section 7 of each of the 2014 Debentures is amended by deleting sub-section (e) therein and replacing it with the following:
"e) except for regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date or otherwise permitted hereunder during periods when no Event of Default exists or would be result from the making of such payment, repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness other than (i) the Debentures, repaid on a pro-rata basis, or (ii) Senior Loans;
vi            Section 8 of each of the 2014 Debentures is amended by deleting sub-section (a)(vi) therein and replacing it with the following:
"(vi) the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement, other than Senior Loans, that (a) involves an obligation greater than $150,000, whether such; indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
3.            Amendments to 2015 Transaction Documents.
(a)            The 2015 Purchase Agreement is hereby amended as follows:
i            The following is inserted at the top of the first page thereof:
"THIS AGREEMENT IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG, INTER ALIOS, THE COMPANY AND MIDCAP FINANCIAL TRUST.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION

AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL."
ii            The following new definitions are inserted into Section 1.1 therein, each in its alphabetical order:
"IC Subordination Agreement" means that certain Subordination Agreement dated on or about December 30, 2015 made by and among the Company, Intracoastal Capital, LLC, and Midcap Financial Trust.
"Subordination Agreement" means that certain Subordination Agreement dated on or about December 30, 2015 made by and among the Company, Broadfin Healthcare Master Fund, Ltd., Sabby Healthcare Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd., and Midcap Financial Trust.
iii            The definition of "Trading Market" in Section 1.1 therein is amended and restated as follows:
"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question:  the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Over-the-Counter Bulletin Board, the OTCBX or the OTCBQ (or any successor to any of the foregoing).
iv            Sub-section 4.21(f) therein is amended and restated as follows:
(f) Transfers.  Except as expressly permitted by this Agreement or by the Senior Loan Documents (as defined in the Subordination Agreement), the Company and its Subsidiaries will not transfer or permit to be transferred, voluntarily or by operation of law, any interest in the Collateral, the Subsidiaries or assets of the Company or its Subsidiaries.  The Company or its Subsidiaries may create Subsidiaries so long as the Company and its Subsidiaries maintain the ownership and distributable equity interest percentages of not less than 100% as to new Subsidiaries and provides notice to the Major Investors thereof and delivers such additional assignments or amendments to the Security Documents satisfactory to the Major Investors covering such interests.
v            Sub-section 4.21(g) therein is amended and restated as follows:
(g) Other Agreements.  The Company and its Subsidiaries will not enter into any agreement that limits or restricts the ability of the Company or the Subsidiaries to comply with the terms of this Agreement and the other Transaction Documents, other than the Subordination Agreement, the Senior Loan Documents (as defined in the Subordination Agreement and the IC Subordination Agreement).
(b)            The Security Agreement (as defined in the 2015 Purchase Agreement) is hereby amended as follows:
i            The following is inserted at the top of the first page thereof:

"THIS AGREEMENT IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG, INTER ALIOS, THE COMPANY AND MIDCAP FINANCIAL TRUST.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL."
ii            Sub-section 4(c) therein is amended and restated as follows:
(c) Except for Permitted Liens, each of the Debtors is the sole owner of the Collateral it purports to own (except for non-exclusive licenses granted by any Debtor in the ordinary course of business), free and clear of any Liens and is fully authorized to grant the Security Interests. Except as set forth on Schedule 4.(c) attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral, other than in respect of Senior Loans. Except as set forth on Schedule 4.(c) attached hereto and except pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement), other than in respect of Senior Loans.
(c)            Each of the 2015 Debentures is hereby amended as follows:
i            The term "Maturity Date" in each of the 2015 Debentures is amended to June 30, 2021.
ii            The first page of each of the 2015 Debentures is amended by inserting at the top thereof the following:
"THIS DEBENTURE IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG, INTER ALIOS, THE HOLDER AND MIDCAP FINANCIAL TRUST.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS DEBENTURE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL."
iii            Section 1 of each of the 2015 Debentures is amended by deleting the definition of "Permitted Indebtedness" therein and replacing such definition with the following:
"Permitted Indebtedness" means (a) the indebtedness evidenced by the Series A Debentures and the Notes, (b) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(aa) attached to the Purchase Agreement, (c) the indebtedness evidenced by the Series B Debentures, (d) lease obligations and purchase money indebtedness of up to $150,000, in the aggregate per year, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (e) other indebtedness incurred in the ordinary course of business up to $250,000 at any time outstanding, and (f) the Senior Loans (as defined in the Purchase Agreement).

iv            Section 1 of each of the 2015 Debentures is amended by deleting the definition of "Permitted Lien" therein and replacing such definition with the following:
"Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Company's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (b) and (f) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (d) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.
v            Section 7 of each of the 2015 Debentures is amended by deleting sub-section (e) therein and replacing it with the following:
"e) except for regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date or otherwise permitted hereunder during periods when no Event of Default exists or would be result from the making of such payment, repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness other than (i) the Debt Securities, repaid on a pro-rata basis, or (ii) Senior Loans;
vi            Section 8 of each of the 2015 Debentures is amended by deleting sub-section (a)(vi) therein and replacing it with the following:
"(vi) the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement, other than Senior Loans, that (a) involves an obligation greater than $150,000, whether such; indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
4.            Representations and Warranties.
(a)            The Company represents and warrants to the Purchasers that (i) the Purchasers are the only holders of Debentures registered on the Debenture Register (as defined in the Debentures) as of the date of this Amendment, (ii) there are no debt securities issued by the Company outstanding as of the date of this Amendment other than the Debentures, the Notes and

(b)            the Senior Loans (as defined in the Subordination Agreement), (iii) concurrently with the execution of this Amendment, Intracoastal Capital, LLC ("IC"), the Company and Senior Agent are entering into a Subordination Agreement in the form attached hereto as Exhibit A (the "IC Subordination Agreement"), pursuant to which IC is subordinating the 2015 Series B Debentures held by IC on substantially the same terms as Broadfin Healthcare Master Fund Ltd. ("Broadfin HMF"), Sabby Healthcare Master Fund, Ltd. ("Sabby HMF") and Sabby Volatility Warrant Master Fund, Ltd. ("Sabby VWMF" and, together with Sabby HMF, "Sabby") are subordinating the 2015 Series A Debentures and 2014 Debentures held by them, respectively, pursuant to the Subordination Agreement (as defined the Purchase Agreements after giving effect to this Amendment); (iv) according to the Company's share register, as of the date hereof the Purchasers are the only holders of Securities (as such term is defined in each of the Debentures), (v) after giving effect to this Amendment, no Event of Default (as such term is defined in each of the Debentures) exists; (vi) the Company has performed and complied with all covenants, agreements, obligations and conditions contained in each of the Purchase Agreements and the other Transaction Documents that are required to be performed or complied with by it; and (vii) no injunction or restraining order is in effect prohibiting the transactions contemplated hereby.  The Company acknowledges, confirms and agrees that, as of the date hereof, the Company has no knowledge of any offsets, defenses, claims or counterclaims against any Purchaser with respect to any of the Company's liabilities and obligations to any of the Purchasers under the Transaction Documents.
(c)            Each of the Purchasers represents and warrants to the Company that such Purchaser, without having conducted any investigation, does not know of any injunction or restraining order in effect prohibiting such Purchaser from consummating the transactions contemplated hereby.
(d)            IC represents and warrants to each of the other Purchasers that (i) neither IC nor any of its Affiliates (as defined in the Purchase Agreements) holds any Debentures or any other debt securities of the Company, except as set forth on the signature pages hereto, and (ii) concurrently with the execution of this Amendment, the Company, IC and Senior Agent are entering into the IC Subordination Agreement.
5.            Conditions Precedent to Effectiveness.  This Amendment will become effective upon (the "Effective Date"):
(a)            receipt by each of Broadfin HMF and Sabby of counterparts, executed by the Company and each Purchaser, of this Amendment;
(b)            receipt by Broadfin HMF of the amount set forth opposite its name on Schedule A hereto, in repayment of the Note held by Broadfin HMF and for reimbursement of expenses in connection herewith;
(c)            receipt by Sabby HMF of the amount set forth opposite its name on Schedule A hereto, in repayment of the Note held by Sabby HMF; and
(d)            receipt by each of Broadfin HMF and Sabby of:

i            a copy of the IC Subordination agreement, executed by each of IC, Senior Agent and the Company; and
ii            counterparts, executed by the Company and the Senior Agent, of the Subordination Agreement.
6.            Consents.  Each of the Purchasers hereby consents to (a) repayment of the Notes in accordance with this Amendment, and (b) repayment in full, substantially concurrently with the execution of this Amendment, of the 2014 Debentures held by IC in the amount of $102,512.04.
7.            Miscellaneous.  Except as expressly amended herein, all of the terms and conditions of the Transaction Documents remain unchanged and in full force and effect, and each Transaction Document is hereby ratified and confirmed.  This Amendment may be executed in counterparts, each of which shall constitute an original but all of which shall together constitute one and the same Amendment.  The execution of this Amendment and acceptance of any documents related hereto will not be deemed to be a waiver of any breach, or Event of Default (as such term is defined in each of the Purchase Agreements) under the Transaction Documents, whether or not known to any Purchaser and whether or not existing on the date of this Amendment.  Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance will not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.  All rights and obligations hereunder, including matters of construction, validity, and performance, will be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to 2014 Transaction Documents and 2015 Transaction Documents to be duly executed and delivered by their proper and duly authorized representatives as of the date and year first written above.
COMPANY:
MELA SCIENCES, INC.
By:        /s/ Michael R. Stewart
Michael R. Stewart
Chief Executive Officer
[SIGNATURE PAGES OF PURCHASERS FOLLOW]

[SIGNATURE PAGE OF PURCHASER TO MELA OMNIBUS AMENDMENT TO 2014 TRANSACTION DOCUMENTS AND 2015 TRANSACTION DOCUMENTS]
Name of Investing Entity:  BROADFIN HEALTHCARE MASTER FUND, LTD.
Signature of Authorized Signatory of Investing Entity:       /s/ Kevin Kotler
Name of Authorized Signatory:        Kevin Kotler
Title of Authorized Signatory:          Director
Debt Securities held:
2014 Debentures:  $967,458.69
2015 Series A Debentures:  $15,000,000
2015 Series B Debentures:  none
Notes:  $5,000,000

[SIGNATURE PAGE OF PURCHASER TO MELA OMNIBUS AMENDMENT TO 2014 TRANSACTION DOCUMENTS AND 2015 TRANSACTION DOCUMENTS]
Name of Investing Entity:  SABBY HEALTHCARE MASTER FUND, LTD.
Signature of Authorized Signatory of Investing Entity:       /s/ Robert Grunstein
Name of Authorized Signatory:        Robert Grunstein
Title of Authorized Signatory:          COO

Debt Securities held:
2014 Debentures:  $5,600,941.70
2015 Series A Debentures:  $12,000,000
2015 Series B Debentures:  none
Notes:  $5,000,000

[SIGNATURE PAGE OF PURCHASER TO MELA OMNIBUS AMENDMENT TO 2014 TRANSACTION DOCUMENTS AND 2015 TRANSACTION DOCUMENTS]
Name of Investing Entity:  SABBY VOLATILITY WARRANT MASTER FUND, LTD.
Signature of Authorized Signatory of Investing Entity:       /s/ Robert Grunstein
Name of Authorized Signatory:        Robert Grunstein
Title of Authorized Signatory:          COO

Debt Securities held:
2014 Debentures:  $1,505,778.12
2015 Series A Debentures:  $5,000,000
2015 Series B Debentures:  none
Notes:  none

[SIGNATURE PAGE OF PURCHASER TO MELA OMNIBUS AMENDMENT TO 2014 TRANSACTION DOCUMENTS AND 2015 TRANSACTION DOCUMENTS]
Name of Investing Entity:  INTRACOASTAL CAPITAL, LLC
Signature of Authorized Signatory of Investing Entity:       /s/ Keith Goodman
Name of Authorized Signatory:        Keith Goodman
Title of Authorized Signatory:          Authorized Signatory

Debt Securities held:
2014 Debentures:  $102,512.04
2015 Series A Debentures:  none
2015 Series B Debentures:  $465,473.75
Notes:  none

Schedule A
Note Payoff Amounts
1.            Broadfin HMF
Note Repayment:	$5,123,333.33
Expense Reimbursement:	$35,000.00

Total:	$5,158,333.33

plus $1,666.67 per diem interest if paid later than December 30, 2015.

UBS AG Stamford Brand
a/c UBS Securities LLC HFS Intl. Settl.
ABA 026007993
Account 101- WA-797414-000
Ref: 750-01147 Broadfin Healthcare Master Fund, Ltd.

2:            Sabby

Note Repayment:	$5,123,333.33

Total:	$5,123,333.33

plus $1,666.67 per diem interest if paid later than December 30, 2015.

[●]

Exhibit A
IC Subordination Agreement